Exhibit 10.15

RESTRICTED STOCK GRANT/SUBJECT TO VESTING

Name of Employee: ________________________	No. of shares: _______

1ST CONSTITUTION BANCORP
STOCK AGREEMENT

(ISSUED PURSUANT TO THE EMPLOYEE STOCK OPTION
AND RESTRICTED STOCK PLAN)

        1st Constitution Bancorp, a New Jersey corporation (the “Company”), this __ day of _________, ____ (the “Grant Date”) hereby grants to _______________ (the “Grantee”), an Employee of the Company or a Subsidiary thereof, pursuant to the Company’s Employee Stock Option and Restricted Stock Plan (the “Plan”), ______ shares of the Common Stock of the Company (“Common Stock”) on the terms and conditions hereinafter set forth.

        1.                Incorporation by Reference of Plan.  The provisions of the Plan, a copy of which is being furnished herewith to the Grantee, are incorporated by reference herein and shall govern as to all matters not expressly provided for in this Agreement. Capitalized terms not defined herein have the meaning set forth in the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

        2.                Grant of Common Stock.    In exchange for services rendered to the Company by the Grantee, the Company hereby grants (the “Grant”) to the Grantee _______ shares (the “Shares”) of Common Stock (subject to adjustment as provided in Section 5 hereof), subject to the terms and conditions set forth hereinafter and in the Plan.

        3.                Vesting of Grant.    The Shares shall not be issuable by the Company until the dates indicated below. Except as provided in Section 8 hereof, the accumulation of time for the purpose of vesting shall cease upon the Grantee’s Termination of Service for any reason, and no further vesting shall occur after the date of the Termination of Service.

Percentage of Shares	Issuance Date

25%	First Anniversary of Grant Date

25%	Second Anniversary of Grant Date

25%	Third Anniversary of Grant Date

25%	Fourth Anniversary of Grant Date

                 The Grantee shall not be entitled to any rights as a shareholder with respect to such shares of Common Stock unless and until such certificates are issued. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate is issued.

        4.                Withholding of Income Taxes.    A Grantee must pay to the Company, at the time of issuance of the Shares, such amount as the Committee deems necessary to satisfy the Company’s obligation to withhold federal or state income or other taxes incurred by reason of the issuance of the Shares.

        5.                Adjustment for Recapitalization, Etc.   Subject to the terms of Article VIII of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, split or combination, recapitalization, reclassification, reorganization, merger or consolidation in which the Company is the surviving corporation, or other similar change affecting the Common Stock, the number and class of Shares described in Section 2 of this Agreement shall be appropriately adjusted by the Committee to reflect such change, so the Grantee’s proportionate interest shall be maintained.

        6.                Restrictive Legends, Stop-Transfer Orders; Refusal to Transfer.

                            (a)                The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, AS SET FORTH IN THE RESTRICTED STOCK GRANT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

                             (b)                Stop-Transfer Notices.  The Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                            (c)                Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Grantee or other transferee to whom such Shares shall have been so transferred.

        7.                Notices.    All notices and other communications required or permitted under the Plan and this Agreement shall be in writing and shall be given either by (i) personal delivery or (ii) first class registered or certified mail, return receipt requested. Any such communication shall be deemed to have been given (i) on the date of receipt in the cases referred to in clause (i) of the preceding sentence and (ii) on the second day after the date of mailing in the cases referred to in clause (ii) of the preceding sentence. All such communications to the Company shall be addressed to it, to the attention of its Secretary or Treasurer, at its then principal office and to the Grantee at his last address appearing on the records of the Company or, in each case, to such other person or address as may be designated by like notice hereunder.

        8.                Change in Control.    In the event of a Change in Control that occurs prior to a Termination of Service, the Grant shall immediately vest in full.

        9.                Modification and Waiver.    Neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by arrangement in writing signed by the Grantee or his heirs and the Company. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

        10.                Acceptance of Provisions.    The execution of this Agreement by the Grantee shall constitute the Grantee’s acceptance of and agreement to all of the terms and conditions of the Plan and this Agreement. The Grantee hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect to this Agreement shall be final and conclusive. This Agreement and the Plan contain a complete statement of all the arrangements between the parties with respect to their subject matter, and this Agreement cannot be changed except by a writing executed by both parties. This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed exclusively in New Jersey. The headings in this Agreement are solely for convenience of reference and shall not affect its meaning or interpretation.

1ST CONSTITUTION BANCORP By: —————————————— Name and Title:

I hereby acknowledge receipt of a copy of the foregoing Agreement and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.

—————————————— (Signature) —————————————— Address —————————————— Social Security Number	—————————————— Date